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                                                                    EXHIBIT 10.1

                  AMERICAN CRAFT BREWING INTERNATIONAL LIMITED
                     AMENDED AND RESTATED STOCK OPTION PLAN

1.      Purpose

        The purpose of the American Craft Brewing International Limited Amended and Restated Stock Option Plan (the "Plan"), is to attract and retain employees (including officers), directors and independent contractors of American Craft Brewing International Limited, a Bermuda company (the "Company"), or any subsidiary or affiliate of the Company that now exists or hereafter is organized or acquired, and to furnish additional incentives to such persons to enhance the value of the Company over the long term by encouraging them to acquire a proprietary interest in the Company.

2.      Definitions

        For purposes of the Plan, the following terms shall be defined as set forth below:

                 (a) "Affiliate" means any entity if, at the time of granting of an Option (i) the Company directly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity or (ii) such entity, directly or indirectly, owns at least 20% of the combined voting power of all classes of stock of the Company or at least 20% of the ownership interests in the Company.

                 (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or, if there is no such designation or no such designated person survives the Optionee, then the person, persons, trust or trusts entitled by will or applicable law to receive such rights or, if no such person has such right then the Optionee's executor or administrator.

                 (c)     "Board" means the Board of Directors of the Company.

                 (d) "Change in Control" means any of the following: (i) the acquisition by any person or entity not controlled by the Company's stockholders of more than 80% of the Company's then outstanding Stock, (ii) the sale of all or substantially all of the Company's assets, or (iii) the merger of the Company with or into a corporation that is not an Affiliate (other than a merger, continuation, reorganization or similar transaction with or into American Craft Brewing International Limited, a British Virgin Islands company).

                 (e) "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

                 (f) "Committee" means the committee, consisting exclusively of at least two Non-Employee Directors (as defined in Rule 16b-3), as established by the Board to administer the Plan; provided, however, that to the extent required for the Plan to comply
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with the applicable provisions of Section 162(m) of the Code.  "Committee"
means either such committee or a subcommittee of that committee, as the case may be, which shall be constituted to comply with the applicable requirements of Section 162(m) of the Code and the regulations promulgated thereunder.

                 (g) "Company" means American Craft Brewing International Limited, a company organized under the laws of Bermuda, or any successor company.

                 (h) "Effective Date" means the date on which the Board approves the Plan.

                 (i) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith.

                 (j) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                 (k)     "NQSO" means any Option not designated as an ISO.

                 (l)     "Option" means a right, granted to an Optionee under
Section 6 of the Plan, to purchase shares of Stock, subject to the terms and conditions of this Plan. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a Subsidiary.

                 (m) "Optionee" means a person who, as an employee, a director or an independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Option.

                 (n) "Plan" means this American Craft Brewing International Limited 1996 Stock Option Plan, as amended from time to time.

                 (o) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, including any successor to such Rule.

                 (p) "Stock" means the common stock, par value $.01 per share, of the Company.

                 (q) "Stock Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

                 (r) "Subsidiary" means any corporation in which the Company, directly or indirectly, owns stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation.
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                 (s)     "Ten Percent Shareholder" means a person or persons
who own, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.      Administration

        The Plan shall be administered by the Committee. The Committee shall have full power to construe and interpret the Plan, to establish rules for its administration and to grant Options. The Committee may establish rules setting forth terms and conditions for a specified group of Options. The Committee may act by a majority of a quorum (a quorum being a majority of the members of such Committee) present at a called meeting or by unanimous written consent of all of its members. All actions taken and decisions made by the Board of the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan.

4.      Eligibility

        Options may be granted in the discretion of the Committee to employees (including officers), directors and independent contractors of the Company and its present or future Subsidiaries and Affiliates. In determining the persons to whom Options shall be granted and the type of Options granted (including the number of shares to be covered by such Options), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. No person shall be granted during any calendar year one or more Options under the Plan for, in the aggregate, more than 300,000 shares of Stock.

5.      Stock Subject to the Plan

        The maximum number of shares of Stock reserved for the grant of Options under the Plan shall be 600,000 shares of Stock, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in private transactions or otherwise. The number of shares of Stock available for issuance under the Plan shall be reduced by the number of shares of Stock subject to outstanding Options. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Optionee, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Options under the Plan.

        In the event that the Committee shall determine, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse split, any reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, license arrangement, strategic alliance or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of any Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems
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necessary or appropriate to any or all of (i) the number and kind of shares of
Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options, and (iii) the exercise price, grant price, or purchase price relating to any Option; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code.

6.      Specific Terms of Options

                 (a) General. Options may be granted at the discretion of the Committee. The term of each Option shall be for such period as may be determined by the Committee. The Committee may make rules relating to Options, and may impose on any Option or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

                 (b) Options. The Committee is authorized to grant Options to Optionees on the following terms and conditions:

                 (i) Type of Option. The Stock Option Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO (in the event its terms, and the individual to whom it is granted, satisfy the requirements for ISOs under the Code) or an NQSO.

                 (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, in the case of an ISO, (A) such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option or such other exercise price as may be required by the Code and (B) if the Optionee is a Ten Percent Shareholder, such exercise price shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant of such Option. In no event shall the exercise price for the purchase of shares of Stock be less than par value. Options shall be exercised by
                 (I) giving written notice thereof to the Company and (II) paying the exercise price. In addition to any other method of payment which may be acceptable to the Committee, payment may be effected, either in whole or in part, by the surrender to the Company of outstanding Stock. Any Stock so surrendered shall be valued at the Fair Market Value on the date on which such shares are surrendered.

                 (iii) Term and Exercisability of Options. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period which shall not exceed ten years (five years in the case of an ISO granted to a Ten Percent Shareholder) from the date of grant, at such times and upon such conditions as the Committee may determine, as reflected in the Stock Option Agreement.

                 (iv) Payment of Cash or Stock Upon Exercise. Upon exercise of an Option,
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                 the Company may, in the sole discretion of the Committee,
                 either (A) issue to the Optionee the shares of Stock subject to the Option or (B) in lieu of issuing Stock, pay to the Optionee in cash an amount equal to the excess, if any, of the aggregate Fair Market Value of the shares of Stock subject to such Option as of the close of the fiscal year in which exercise occurs over the aggregate exercise price of the shares of Stock purchasable under such Option.
                 Notwithstanding the foregoing, if at the time of exercise of the Option, the Company has issued Stock in a public offering it will no longer have the right to pay cash to an Optionee in lieu of issuing Stock.

                 (v) Termination of Employment, etc. An Option may not be exercised unless the Optionee is then in the employ of, or then maintains an independent contractor relationship with, the Company or any Subsidiary or Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies) and unless the Optionee has continuously maintained any of such relationships since the date of grant of the Option; provided that, the Stock Option Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option. The Committee may establish a period during which the Beneficiaries of an Optionee who died while an employee, a director or an independent contractor of the Company or any Subsidiary or Affiliate or during any extended period referred to in the immediately preceding proviso may exercise those Options which were exercisable on the date of the Optionee's death; provided that no Option shall be exercisable after its expiration date.

                 (vi) Nontransferability. Options shall not be transferable by an Optionee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by such Optionee.

                 (vii) Other Provisions. Options may be subject to such other conditions as the Committee may prescribe in its discretion.

7.      Change in Control Provisions

        In the event of a Change in Control, any and all Options then outstanding shall become fully exercisable and vested, whether or not theretofore vested and exercisable.

8.      General Provisions

                 (a) Fair Market Value of Common Stock. In determining the Fair Market Value of the Stock for purposes of the Plan, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. In the event the Stock becomes listed on any national stock exchange or quoted on the national market quotations system, the Fair Market Value of the Stock shall, as of any day, be the closing price for the immediately preceding trading day.
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                 (b)     Compliance with Legal and Exchange Requirements.  The
Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Stock Option Agreement, shall be subject to all applicable laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                 (c) No Right to Continued Employment, etc. Nothing in the Plan or in any Option granted or Stock Option Agreement entered into pursuant to the Plan shall confer upon any Optionee the right to continue as an employee or director of, or as an independent contractor to, the Company, any Subsidiary or any Affiliate, as the case may be, or to be entitled to any remuneration or benefits not set forth in the Plan or such Stock Option Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Optionee's employment or independent contractor relationship.

                 (d) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Option granted, any payment relating to an Option under the Plan (including from a distribution of Stock), or any other payment to an Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and an Optionee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an Optionee's tax obligations.

                 (e) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee's consent, under any Option theretofore granted under the Plan. Unless terminated earlier by the Board, the Plan shall terminate ten years after the effective date and no Options shall be granted under the Plan after such date.

                 (f) No Rights to Options; No Stockholder Rights. No person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically herein, an Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to such Optionee for such shares.
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                 (g)     Unfunded Status of Options.  The Plan is intended to
constitute an "unfunded" plan for incentive and deferred compensation. Nothing contained in the Plan or any Option shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

                 (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                 (i) Effective Date. The Plan shall take effect upon the Effective Date, but the Plan (and any grants of Options made prior to the stockholder approval mentioned herein), shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board. In the absence of such approval, such Options shall be null and void.